Cost of Sales	12 Months Ended
Dec. 31, 2021
Cost Of Sales [Abstract]
Cost of Sales

7. Cost of sales

Cost of sales are detailed as follows:

	For the years ended December 31,
(EUR thousand)	2021	2020	2019
Purchases	296,105	226,997	175,816
Change in inventories	9,193	(1,739)	(6,534)
Direct industrial labour	114,807	107,959	102,669
Indirect industrial labour	50,339	42,794	33,798
Industrial depreciation and amortization	46,258	45,296	38,497
Other costs of sales	61,813	46,554	54,272
Total Cost of sales	578,515	467,861	398,518

Cost of sales for the year ended December 31, 2021 amounts to EUR 578,515 thousand (respectively EUR 467,861 thousand in 2020 and EUR 398,518 thousand in 2019), consisting mainly in the cost of materials, components and labor expense related to the production and distribution of goods and services. Cost of sales also include depreciation and amortization of EUR 46,258 thousand (respectively EUR 45,296 thousand in 2020 and EUR 38,497 thousand in 2019).

All Cost of sales items increase in the year ended December 31, 2021 as a result of the significant growth in sales volumes. In particular, the increase in other costs of sales is the direct consequence of the growing revenues in the Engineering Segment that brings to higher industrial overhead for additional facilities as well as to increase of subcontracting work to cope the additional workload with external resources.

Nevertheless, the overall Cost of sales increase by 23.7% for the year ended December 31, 2021, less than proportionally to revenues mainly due to efficiency maximization in production process and better absorption of industrial overheads.